 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 28, 2009

AMERICAN COMMUNITY PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

MARYLAND (State or other jurisdiction of incorporation)	1-14369 (Commission File Number)	52-2058165 (I.R.S. Employer Identification No.)

222 Smallwood Village Center
St. Charles, Maryland 20602
(Address of principal executive offices)(Zip Code)

(301) 843-8600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On August 28, 2009, American Community Properties Trust (the “Company”) completed the sale of its wholly owned subsidiary, Interstate General Properties, LP (“IGP”) to Partners Business Equities, LLC (“PBE”) and its associates for $14.3 million.  Prior to the sale, IGP was restructured to include only the Company’s general and limited partnership interests in nine partnerships which own twelve properties with 2,653 subsidized apartments in Puerto Rico, as well as the Section 8 affordable housing management contracts.  ACPT will maintain its presence in Puerto Rico through its residential and commercial land holdings.  PBE was formed by members of the IGP management team.

Item 9.01	Financial Statements and Exhibits.

99.1	Press Release dated September 2, 2009

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN COMMUNITY PROPERTIES TRUST
(Registrant)

Dated: September 3, 2009	By: /s/ Matthew M. Martin
Matthew M. Martin Chief Financial Officer